JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT A

VARIABLE LIFE ACCOUNT UV

VARIABLE LIFE ACCOUNT S

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated October 17, 2024 to the Statutory Prospectuses, Updating Summary Prospectuses, and Initial Summary Prospectuses (as applicable), dated April 29, 2024

Availability of New Variable Investment Option

This Supplement is intended for distribution with the Statutory Prospectuses, Updating Summary Prospectuses, and Initial Summary Prospectuses, as applicable, (each a “prospectus”) dated April 29, 2024 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses belong to the following policies:

Majestic Performance Variable Universal Life (A)	333-131299
Majestic Survivorship VULX (A)	333-148991
Majestic VULX (A)	333-151630
Majestic VCOLIX (A)	333-153252
Majestic Accumulation Variable Universal Life 2019 (A)	333-233648
Majestic Survivorship Variable Universal Life 2020 (A)	333-236447
Majestic Accumulation Variable Universal Life 2021 (A)	333-254211
Majestic Performance Variable Universal Life (B)	333-132905
Majestic Survivorship VULX (B)	333-148992
Majestic VULX (B)	333-151631
Majestic VCOLIX (B)	333-153253
Majestic Accumulation Variable Universal Life 2019 (B)	333-235397
Majestic Variable Universal Life (S)	333-164151
Majestic Variable Universal Life 98 (S)	333-164151
Variable Master Plan Plus (S)	333-164152
Majestic Variable COLI (S)	333-164153
Majestic Variable Estate Protection (S)	333-164156
Majestic Variable Estate Protection 98 (S)	333-164156
Majestic Performance Survivorship Variable Universal Life (S)	333-164154
Majestic Performance Survivorship Variable Universal Life (UV)	333-164164
Majestic Variable Universal Life 98 (UV)	333-164163
Majestic Variable Estate Protection 98 (UV)	333-164165
Majestic Variable COLI (UV)	333-164169

Effective on or about October 28, 2024, the Bain Capital Equity Opportunities Fund will be added as a portfolio available as an investment option under your policy.

More information about the portfolio is available in the prospectus for the portfolio, which may be amended from time to time. You can obtain a prospectus for the portfolio in the same manner as stated in the prospectus for your policy.

The current expenses and performance information below reflects fees and expenses of the portfolio, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

Effective on the date of the portfolio addition, the below changes will apply to your prospectus:

The APPENDIX: PORTFOLIOS AVAIALBLE UNDER THE POLICY is amended to include the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/23) (%)
				1-Year		5-Year		10-Year
To seek to provide capital appreciation over a multi-year market cycle, generally at least 3-5 years.	Bain Capital Equity Opportunities Fund – Class 2 Bain Capital Public Equity, LP	1.60	%*	N/A	**	N/A	**	N/A	**

*	This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
**	There is no available performance information about this portfolio.

The minimum and maximum annual variable investment account fee table in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY is deleted and replaced with the following:

Annual Fee	Minimum	Maximum
Variable investment accounts (portfolio fees and expenses)	0.39%	1.70%

The Annual Portfolio Expenses table in the FEE TABLE section is deleted and replaced with the following:

Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.70%

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 10/2024